
<ARTICLE> 5
                                                          Exhibit 27.10
<LEGEND>
This schedule contains the restatement of summary financial information previously extracted from Textron Inc.'s Consolidated Balance Sheet as of June 28, 1997 and Consolidated Statement of Income for the six months ended June 28, 1997, previously filed electronically with the Commission.
The aforementioned financial statements were not required to be restated in the Company's Annual Report on Form 8-K dated October 6, 1998.
</LEGEND>
<RESTATED>

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                          JAN-03-1998
<PERIOD-END>                               JUN-28-1997
<CASH>                                             120
<SECURITIES>                                         0
<RECEIVABLES>                                        0
<ALLOWANCES>                                         0
<INVENTORY>                                      1,416
<CURRENT-ASSETS>                                 4,042
<PP&E>                                               0
<DEPRECIATION>                                       0
<TOTAL-ASSETS>                                  11,716
<CURRENT-LIABILITIES>                            2,348
<BONDS>                                          3,858
<COMMON>                                            24
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                         13
<OTHER-SE>                                       3,183
<TOTAL-LIABILITY-AND-EQUITY>                    11,716
<SALES>                                          4,138
<TOTAL-REVENUES>                                 4,310
<CGS>                                            3,386
<TOTAL-COSTS>                                    3,386
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                    12
<INTEREST-EXPENSE>                                 146
<INCOME-PRETAX>                                    317
<INCOME-TAX>                                       124
<INCOME-CONTINUING>                                180
<DISCONTINUED>                                      90
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                       270
<EPS-PRIMARY>                                     1.63
<EPS-DILUTED>                                     1.59


